AMENDMENT NO. 9 TO THE AMENDED AND RESTATED
MASTER TRUST AGREEMENT 1

This AMENDMENT NO. 9 TO AMENDED AND RESTATED MASTER TRUST AGREEMENT (“Amendment No. 9”) is made effective as of April 13, 2018 (“Amendment No. 9 Effective Date”) by and between MoneyGram Payment Systems, Inc. (“MoneyGram”), a Delaware corporation with a principal place of business at 2929 N. Harwood, Dallas, TX 75201 and Walmart Inc. f/k/a Wal-Mart Stores, Inc. (“Walmart”), a Delaware corporation, with a principal place of business at 702 SW 8th Street, Bentonville, AR 72716. MoneyGram and Walmart are collectively referred to in this Amendment No. 9 as the “Parties” and each individually as a “Party.

WHEREAS, MoneyGram and Walmart effective February 1, 2016 entered into that certain Amended and Restated Master Trust Agreement, as amended, (collectively the “Agreement”), pursuant to which, among other things, MoneyGram appointed Walmart as its limited agent and authorized delegate for the sole purpose of offering and selling Services;

WHEREAS, MoneyGram and Walmart now desire to amend Attachment B of the Agreement as of the Amendment No. 9 Effective Date as set forth in this Amendment No. 9;

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the Parties agree as follows:

1.	Capitalized terms used in this Amendment No. 9 and not specifically defined in this Amendment No. 9 shall have the meaning set forth in the Agreement.

2.	Bill Payment Service Compensation. The Parties agree to replace Section I of Attachment B of the Agreement in its entirety with the following Section:

I.	Bill Payment Service Compensation.

(i)	Walmart shall be entitled to a Bill Payment commission (“BP Commission”) for each Bill Payment Service transaction performed by Walmart.

(ii)
For each Bill Payment Service transaction conducted by Walmart with any Billers in existence under the Agreement from February 1, 2016 until the date immediately preceding the Amendment No. 9 Effective Date (the “Existing Billers”), MoneyGram agrees to pay Walmart a BP Commission [*]. Attached hereto as Exhibit A is the list of Existing Billers.

(iii)
For each Bill Payment Service transaction conducted by Walmart with any new Billers, Billers not in existence prior to the Amendment No. 9 Effective Date, and continuing until the Term of the Agreement, MoneyGram agrees to pay Walmart the following BP Commission (the “New BP Commission”):

__________________________

[1]
The appearance of [*] denotes confidential information that has been omitted from this Exhibit 10.7 and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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BP Consumer Fee	New BP Commission
[*]	[*]
[*]	[*]
[*]	[*]

(iv)	Existing Billers may transition to the New BP Commission, upon mutual agreement by the Parties.

(v)
MoneyGram and Walmart may agree from time to time to implement special initiatives for certain transactions. For those special initiatives, the Parties may agree to a modified BP Commission for such transaction.

(vi)	No BP Consumer Fee will be charged to consumers and no BP Commissions or other compensation will be paid to Walmart for refunded transactions.

(vii)	BP Commission and New BP Commission may be collectively referred to as the “BP Commission.

3.
Interpretation of Ninth Amendment. In the event of any conflict between the Agreement and this Amendment No. 9, the terms of this Amendment No. 9 shall control. Except as expressly amended, supplemented or modified by this Amendment No. 9, all provisions of the Agreement shall continue in full force and effect. All capitalized terms contained in this Amendment No. 9, unless specifically defined herein, shall have the meaning ascribed to them in the Agreement.

4.	Binding Effect. Except as otherwise provided to the contrary, Amendment No. 9 shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and assigns.
IN WITNESS HEREOF, the Parties have caused this Amendment No. 9 to be executed by their fully authorized representatives as of the Amendment No. 9 Effective Date.

WALMART, INC.	MONEYGRAM PAYMENT SYSTEMS, INC.
By: /s/ Kirsty Ward_________________	By: /s/ W. Alexander Holmes_________
Name: Kirsty Ward	Name: W. Alexander Holmes
Title: Vice President, Walmart Services	Title: Chief Executive Officer
Date: 4/13/18	Date: 4/13/18

[*] Please refer to footnote 1 on page 1 of this Exhibit 10.7.

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